UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):
September 13, 2023

THE SWISS HELVETIA FUND, INC.
(Exact Name of Registrant as Specified in Charter)

Delaware	No. 005-53317	No. 13 341 0232
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

615 EAST MICHIGAN STREET, MILWAUKEE WI	53202
Address of Principal Executive offices)	(Zip Code)

Registrant’s telephone number, including area code:  (800) 730-2932
Former name or former address, if changed since last report: N/A

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2.):

□	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
□	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
□	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
□	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company □

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  □

Securities registered pursuant to Section 12(b) of the Act:

Registrant	Title of each class	Trading Symbol(s)	Name of each exchange on which registered
The Swiss Helvetia Fund, Inc.	Common Stock, $.001 par value per share	SWZ	New York Stock Exchange

Item 7.01.	Regulation FD Disclosure.

The Swiss Helvetia Fund, Inc. (the “Fund”) will hold its Annual Meeting of Stockholders on September 13, 2023. Attached are the presentation slides that the Fund’s investment adviser, Schroder Investment Management North America Inc., intends to present at the Annual Meeting, a copy of which also will be available on the Fund’s website (www.swzfund.com).  The Fund is furnishing the information in this Current Report on Form 8-K and in Exhibit 99.1 to comply with Regulation FD.

In accordance with General Instruction B.2 of Form 8-K, the information set forth in this Item 7.01, including Exhibit 99.1, is furnished pursuant to Item 7.01 and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities under that section, nor shall such information be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended (the “Securities Act”), or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.The information set forth in this Item 7.01 shall not be deemed an admission as to the materiality of any information in this report on Form 8-K that is required to be disclosed solely to satisfy the requirements of Regulation FD.

Caution Concerning Forward-Looking Statements

Statements included in this Current Report on Form 8-K (including information incorporated by reference herein) and other statements that the Fund may make may contain forward-looking statements within the meaning of Section 27A of the Securities Act and Section 21E of the Exchange Act, which reflect the Fund’s current views with respect to, among other things, its operations and financial performance. You can identify these forward-looking statements by the use of words such as “outlook,” “believes,” “expects,” “potential,” “continues,” “may,” “will,” “should,” “seeks,” “approximately,” “predicts,” “intends,” “plans,” “estimates,” “anticipates” or the negative versions of these words or other comparable words. Such forward-looking statements are subject to various risks, uncertainties and assumptions. Should one or more of these risks or uncertainties materialize, or should the underlying assumptions prove incorrect, actual results may differ significantly from the results expressed or implied in any forward-looking statements made by the Fund in these communications. These and other risks, uncertainties and assumptions are detailed in documents filed by the Fund with the Securities and Exchange Commission. Accordingly, there are or will be important factors that could cause actual outcomes or results to differ materially from those indicated in these statements. The Fund undertakes no obligation to publicly update or review any forward-looking statement, whether as a result of new information, future developments or otherwise.

Item 9.01.	Exhibits.

(d) Exhibit.

99.1— Investor Presentation

 SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE SWISS HELVETIA FUND, INC.
(Registrant)

By:	/s/ Thomas F. Antonucci
Name:	Thomas F. Antonucci
Title:	Chief Financial Officer (duly authorized officer and principal financial and accounting officer)

Date: September 13, 2023